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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 4, 2022

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2300 N. Field Street, Suite 1900, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PRIM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 9, 2022, Primoris Services Corporation, a Delaware corporation (“Primoris, the “Company”) issued a press release announcing its financial performance for the quarter ended March 31, 2022.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2022, the Board appointed Michael E. Ching to the Audit Committee and Strategy and Risk committee

On May 4, 2022, the Board appointed John P. Schauerman to the Compensation Committee.

Employee Stock Purchase Plan

At the Company’s 2022 Annual Meeting of Stockholders held on May 4, 2022, the Company’s stockholders voted to approve the 2022 Primoris Services Corporation Employee Stock Purchase Plan (the “2022 ESPP”) and authorized 1,000,000 shares of the Company’s Common Stock to be issued thereunder. The 2022 ESPP previously had been approved, subject to stockholder approval, by the Company’s Board of Directors. The 2022 ESPP provides employees of the Company with an opportunity to purchase the Company’s Common Stock at a 10% discount through one-time or accumulated contributions.

A summary of the 2022 ESPP is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2022. That summary and the foregoing description of the 2022 ESPP are qualified in their entirety by reference to the full text of the 2022 ESPP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 4, 2022. The total number of shares of the Company’s Common Stock issued, outstanding and entitled to vote at the meeting was 53,308,136 shares. Represented at the meeting either in person or by proxy were 47,747,277 shares, or 89.6% of shares entitled to vote. The results of the votes for the proposals were as follows:

Proposal 1

To elect Directors to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2023 or until a successor is elected and qualified.

● Michael E. Ching

o Votes “For” – 45,954,639; votes “Withheld” – 240,580; Broker “Non-Votes” – 1,552,058

● Stephen C. Cook

o Votes “For” – 43,951,261; votes “Withheld” – 2,243,958; Broker “Non-Votes” – 1,552,058

● David L. King

o Votes “For” – 45,449,932; votes “Withheld” – 745,287; Broker “Non-Votes” – 1,552,058

● Carla S. Mashinski

o Votes “For” – 45,567,504; votes “Withheld” – 627,715; Broker “Non-Votes” – 1,552,058

● Terry D. McCallister

o Votes “For” – 41,179,855; votes “Withheld” – 5,015,364; Broker “Non-Votes” – 1,552,058

● Thomas E. McCormick

o Votes “For” – 45,797,825; votes “Withheld” – 397,394; Broker “Non-Votes” – 1,552,058

● Jose R. Rodriguez

o Votes “For” – 44,708,236; votes “Withheld” – 1,486,983; Broker “Non-Votes” – 1,552,058

● John P. Schauerman

o Votes “For” – 45,648,464; votes “Withheld” – 546,755; Broker “Non-Votes” – 1,552,058

● Patricia K. Wagner

o Votes “For” – 45,663,161; votes “Withheld” – 532,058; Broker “Non-Votes” – 1,552,058

Proposal 2

Ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

● Votes “For” – 47,407,946

● Votes “Against” – 210,093

● Votes “Abstain” – 129,238

Proposal 3

Approval of the adoption of the Company’s 2022 Employee Stock Purchase Plan.

● Votes “For” – 45,603,801

● Votes “Against” – 515,412

● Votes “Abstain” – 76,006

● Broker “Non-Votes” – 1,552,058

Item 8.01 Other Events

Declaration of Cash Dividend to Stockholders

On May 4, 2022, the Company’s Board of Directors declared a cash dividend of $0.06 per share of common stock for stockholders of record as of June 30, 2022, payable on or about July 15, 2022.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Employee Stock Purchase Plan dated May 4, 2022
99.1	Press release dated May 9, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: May 9, 2022	By:	/s/ Kenneth M. Dodgen
Kenneth M. Dodgen
Executive Vice President, Chief Financial Officer

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